SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934





Date of report:  December 14, 1998
      (Date of earliest event reported)




                        NORTH EAST INSURANCE COMPANY
           (Exact name of registrant as specified in its charter)




             Maine                      0-11184              01-0278387
(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)        File No.)         Identification No.)



                  482 Payne Road, Scarborough, Maine  04074
             (Address of principal executive offices) (Zip code)



Registrant's telephone number:   (207) 883-2232



Item 5.  Other Events.

On December 14, 1998, the Registrant announced that its Board of Directors has declined an acquisition offer. The specific terms of the offer were not announced. A copy of the Registrant's press release is filed as an exhibit to this report.

Pursuant to a Registration Statement on Form SB-2 (Registration No. 333-62881), the Registrant is conducting a rights offering to its shareholders. The rights offering is presently scheduled to expire December 21, 1998, unless further extended in the discretion of the Registrant.


Item 6.  Financial Statements and Exhibits.

      (c)  Exhibits.

           99.1  Press release dated December 14, 1998



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NORTH EAST INSURANCE COMPANY


Date: December 14, 1998                By: /s/ Robert G. Schatz
                                           President and Chief
                                           Executive Officer

                              INDEX TO EXHIBITS

Exhibit
Number      Description
-------     --------------------------------------------

 99.1       Press release dated December 14, 1998